UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1141 Sawgrass Corporate Parkway

Sunrise, FL 33323

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, VPR Brands, LLP ( “VPR Brands”) is a party to that certain License Agreement (the “EBL License”), dated January 2, 2023, by and between VPR Brands and Elf Brand LLC (“EBL”). The EBL License was entered into in the ordinary course of business. Pursuant to the terms of the EBL License, VPR Brands granted to EBL (i) the exclusive right to use U.S. trademark 5,486,616 for the mark ELF in International Class 34 for use in connection with electronic cigarette lighters; electronic cigarettes; smokeless cigarette vaporizer pipe, and all additional marks that VPR Brands may obtain, use and notify EBL of from time to time (the “Mark”); (ii) the non-exclusive right to use U.S. patent number 8,205,622 (the “Patent” and together with the Mark, the “Intellectual Property”), in connection with electronic cigarettes, smokeless cigarette vaporizers and related products (the “Licensed Articles”) in the U.S.; and (iii) the right to manufacture, have manufactured for it, market, promote, advertise, use, sell and distribute the Licensed Articles subject to the terms and conditions of the License Agreement (collectively, the “Licensed Rights”).

On March 10, 2023, EBL entered into a Sublicense Agreement (the “EBL Sublicense”) with Elf Group, Inc., an Affiliated Party (as such term is defined in the License Agreement) of EBL (“EGI”), pursuant to which EBL granted a sublicense to the Licensed Rights, including to the exclusion of EBL, to EGI in the U.S. Pursuant to the terms of the EBL Sublicense, EBL agreed to pay to VPR Brands a minimum monthly royalty of $250,000, beginning 90 after March 10, 2023. The minimum monthly payment will be credited toward the monthly royalty. As an Affiliated Party of EBL, EGI is subject to the terms and royalty obligations of EBL under the License Agreement with respect to (and limited only to) the sublicensed products, which is defined in the EBL Sublicense to mean any pre-approved alternative hemp products or other products, initially comprised of Delta 8 – vapes, flower, pre rolls, edibles, shots; Kratom – all of these items; accessories related to these items; and paper products related to these items.

The EBL Sublicense does not affect the terms of the License Agreement, which remains in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer

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